Exhibit 99.15

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION
                             ---------------------

In re                                     )
CARDIAC CONTROL SYSTEMS, INC.,            )         Case No.:  99-06852-3P1
                Debtor.                   )
__________________________________________)


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                   NOVEMBER 1, 2000 THROUGH NOVEMBER 30, 2000
                   ------------------------------------------

         Debtor, Cardiac Control Systems, Inc. gives notice of the filing of the attached monthly financial reports for the period November 1, 2000 through November 30, 2000.

                                     STUTSMAN & THAMES, P.A.

                                     By        /s/ Nina M. LaFleur
                                        ---------------------------------------
                                                Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

         I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for November, 2000 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620,

Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual,

Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando,

Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura

Street, Suite 2750, Jacksonville, Florida 32202 on this 19 day of December,

2000.

                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                                   Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                     CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                        JUDGE GEORGE L. PROCTOR

DEBTOR                                               CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM NOVEMBER 1, 2000 TO NOVEMBER 30, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                            Stutsman & Thames PA
                                            Attorney for Debtor

Debtor's Address                            Attorney's Address
                                            and Phone Number

PO Box 353339,                              121 West Forsyth Street, Suite 600,
PALM COAST FL 32135-3339                    Jacksonville FL  32202
904-445-5476                                904-358-4000


                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

      Name of Debtor: Cardiac Control Systems, Inc Case Number 99-06852-3P1

    Reporting Period beginning November 1, 2000 and ending November 30, 2000

Date of Petition  September 3, 1999

                                                                                                           CUMULATIVE
                                                                                                           ----------
                                                                                     CURRENT              PETITION TO
                                                                                     -------              -----------
                                                                                      MONTH                   DATE
                                                                                     -------              -----------


1.      CASH AT BEGINNING OF PERIOD                                                 $31,717.67                $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS

            A.  Cash Sales (List attached)                                               $0.00              $8,968.00
                 Less: Cash Discount re Shree LOC                                                          ($1,500.00)
            B.  Collection on Postpetition A/R                                           $0.00              $7,405.05
            C.  Collection on Prepetition A/R                                            $0.00             $84,451.11
            D.  Other Receipts (List attached)                                           $0.00          $1,311,322.72
                                                                 -----------------------------------------------------

3.      TOTAL RECEIPTS                                                                   $0.00          $1,410,646.88
                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                         $31,717.67          $1,411,610.44
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------
5.      DISBURSEMENTS                                                                                           $0.00
            A.  US Trustee Quarterly Fees                                                                   $7,000.00
            B.  Net Payroll                                                                                $23,528.70
            C.  Payroll Taxes Paid                                                                             $20.53
            D.  Sales and Use taxes                                                                             $0.00
            E.  Other Taxes                                                                               $107,373.08
            F.  Rent                                                                                            $0.00
            G.  Other Leases (Attachment 3)                                                                     $0.00
            H.  Telephone                                                                                   $4,416.55
            I.  Utilities                                                                                   $9,750.95
            J.  Travel and Entertaining                                                                         $0.00
            K.  Vehicle Expenses                                                                                $0.00
            L.  Office Supplies                                                                               $184.50
            M.  Advertising                                                                                     $0.00
            N.  Insurance (Attachment 7)                                                                        $0.00
            O.  Purchases of Fixed Assets                                                                       $0.00
            P.  Purchases of Inventory                                                                          $0.00
            Q.  Manufacturing Supplies                                                                          $0.00
            R.  Repairs and Maintenance (List Attached)                                                     $5,519.57
            S.  Payments to Secured Creditors                                                           $1,115,030.39
            T.  Other Operating Expenses (List Attached)                             $1,572.92            $108,641.42
                                                                 -----------------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                                     $1,572.92          $1,381,465.69
                                                                 -----------------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                       $30,144.75             $30,144.75
                                                                 =====================================================


         I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct
                     to the best of my knowledge and belief.

         This thirteenth day of December, 2000
                                                             /s/ W. Alan Walton
                                                             ------------------
                                                                 W. Alan Walton
                  Reconciliation
                  --------------
                  Petty Cash Balance                                  ($0.00)
                  Bank of America DIP A/C Balance                 $30,144.75
                                                             ---------------
                  Ending Cash Balance Line 7.                     $30,144.75
                                                             ===============



                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 2000 and ending November 30, 2000


         A.  Cash Sales                                                ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------
                                                                                                       Bank of
                                                                                                       -------
         Date                   Payor                  Reason                    Petty Cash          America DIP         TOTAL
         ----                   -----                  ------                    ----------          -----------
                                                                             ---------------------------------------------------
                                                                                    $0.00               $0.00             $0.00
                                                                             ---------------------------------------------------


         B.  Collection on Postpetition A/R                            ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                 Coast
                                                                                 -----
         Date                   Payor                                           Business               Bank of           TOTAL
         ----                   -----                                           --------               -------           -----
                                                                                 Credit              America DIP
                                                                                 ------              -----------

                                                                             ---------------------------------------------------
                                                                                    $0.00               $0.00             $0.00
                                                                             ---------------------------------------------------


         C.  11/30/00

                                                                                 Coast
                                                                                 -----
         Date                   Payor                                           Business               Bank of           TOTAL
         ----                   -----                                           ---------              -------           -----
                                                                                 Credit              America DIP
                                                                                 ------              -----------


                                                                             ---------------------------------------------------
                                                                                    $0.00               $0.00             $0.00
                                                                             ---------------------------------------------------


         D.  Other Receipts                                            ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                                       Bank of
                                                                                                       -------
         Date                   Payor                  Reason                    Petty Cash          America DIP         TOTAL
         ----                   -----                  ------                    ----------          -----------         -----


                                                                             ---------------------------------------------------
                                                                                    $0.00               $5.89           $107.00
                                                                             ---------------------------------------------------



                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

              Date                   Payee                                   Purpose                            Payment
              ----                   -----                                   -------                            -------
           11-Nov-00        Miles & Stockbridge PA       Intellectual Property - 3 1/2 year maintenance           $625.00
                                                         fee on US Patent 5,603,835

           11-Nov-00        Miles & Stockbridge PA       Intellectual Property - European Pat. Appln. 97
                                                         300 841.0 Corr. to US Patent 5,127,403 re                $500.00
                                                         renewal fees

           16-Nov-00        Sun Trust                    Stock Transfer Agent Fee Bill, October 2000              $447.50

           30-Nov-00        Bank of America              Service Charge                                             $0.42

                                                                                                                ---------
                                                                                                                $1,572.92

                                                                                                                =========
                                                    5. R. Repairs and Maintenance

      Bank of America
      ---------------

                                                                                                                ---------
                                                                                                                    $0.00
                                                                                                                =========

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

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

        ACCOUNTS RECEIVABLE AT PETITION DATE                                                             $225,115.40
                                                                                              =======================
        ACCOUNTS RECEIVABLE RECONCILIATION
           (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):
                        Beginning of Month Balance                                                       $133,486.29
                 PLUS:  Current Month New Billings                                                             $0.00
                 LESS:  Collections During Month                                                               $0.00
                                                                                              -----------------------
                          End of Month Balance                                                           $133,486.29
                                                                                              =======================


        AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
              0-30 Days               31-60 Days              61-90 Days         Over 90              Total
                                                                                   Days
                $0.00                                                                                 $0.00
        -------------------------------------------------------------------------------------------------------------
                                                         30-Nov-00
                Date                     Name                                                         Amount

                                                                                              -----------------------
        Monthly Total                                                                                 $0.00
                                                                                              =======================


                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

                                                                                                                         Sub-Total
                                                                                                                         ---------
     Date           Days                                                                                   Detailed         Per
     -----          -----                                                                                  --------         ---
    Incurred     Outstanding         Vendor                               Description                       Amount        Creditor
    --------     -----------         ------                               -----------                       ------        --------

   23-Nov-99         221       Cobb, Cole & Bell                   Post-petition Legal work                   $656.25      $656.25
                                                                                                          ------------ ------------
                                                                                                              $656.25      $656.25
                                                                                                          ============ ============




                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


                                INVENTORY REPORT
                                ----------------
          INVENTORY BALANCE AT PETITION DATE                                                                   $8,000.00
                                                                                                       ==================
          INVENTORY RECONCILIATION:

                   Inventory Purchased During Month                                                                $0.00
                   Inventory Balance at Beginning of Month                                                       $800.00
                   Inventory Used or Sold                                                                          $0.00
                                                                                                       ------------------
                   Inventory Balance on Hand at End of Month                                                     $800.00
                                                                                                       ==================

          METHOD OF COSTING INVENTORY

                   Estimated realizable value for finished products, nil value for raw materials etc.

              11/30/00         FIXED ASSET REPORT
                               ------------------

          FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                          $0.00
                                                                                                       ==================

          (Includes Property, Plant and Equipment)


          FIXED ASSETS RECONCILIATION:

          Fixed Asset Book Value at beginning of Month                                                             $0.00
                   LESS:  Depreciation Expense                                                                     $0.00
                   LESS:  Disposals                                                                                $0.00
                   PLUS:  New Purchases                                                                            $0.00
                                                                                                       ------------------
          Ending Monthly Balance                                                                                   $0.00
                                                                                                       ==================


                              BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                                                        REPORTING PERIOD:
                                                                                                                 Estimated
                                                                                           Proceeds           Disposal Value

                                                                                                       ------------------
                                                                                                                   $0.00
                                                                                                       ==================


                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 2000 and ending November 30, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                            BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking
                      Beginning Balance                                            $31,717.67
                      Total of Deposits Made                                            $0.00

                      Total Amounts of Checks Written                               $1,572.50




       30-Nov-00      Service Charge                                                    $0.42
                                                                                   -----------
                      Closing Balance                                              $30,144.75
                                                                                   ===========
                      Number of Last Check Written This Period                           1068
                      Number of First Check Written This Period                          1066
                      Total Number of Checks Written This Period                            3


                               INVESTMENT ACCOUNTS
                               -------------------

                          Type of Negotiable                       Face Value
                          ------------------                       ----------
                              Instrument
                              ----------
                                 NONE



                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 2000 and ending November 30, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

         NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                          PURPOSE OF ACCOUNT: Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

         Date           Check     Payee                          Purpose                                                Amount
         ----           -----     -----                          -------                                                ------
                        Number
                        ------
         11-Nov-00      1066      Miles & Stockbridge PA         Intellectual Property - 3 1/2 year maintenance         $625.00
                                                                 fee on US Patent 5,603,835

         11-Nov-00      1067      Miles & Stockbridge PA         Intellectual Property - European Pat. Appln.           $500.00
                                                                 97 300 841.0 Corr. to US Patent 5,127,403 re
                                                                 renewal fees

         16-Nov-00      1068      Sun Trust                      Stock Transfer Agent Fee Bill October 2000             $447.50
                                                                                                                      ----------
         30-Nov-00                                                                                                    $1,572.50
                                                                                                                      ==========



                                  ATTACHMENT 6
                                  ------------
                               MONTHLY TAX REPORT
                               ------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 2000 and ending November 30, 2000

                           TAXES PAID DURING THE MONTH

 Report all post-petition taxes paid directly or deposited into the tax account

       Date                   Payee                Description          Amount
       ----                   -----                -----------          ------

                                                                   -------------
                                                                         $0.00

                                                                   =============




--------------------------------------------------------------------------------

                                    11/30/00
                                    --------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.

                  Name of Taxing
                  --------------
Authority      Date Payment Due      Description                   Amount
---------      ----------------      -----------                   ------

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

    Reporting Period beginning November 1, 2000 and ending November 30, 2000

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                       Amount Paid
------------------------               -----                       -----------
     W. Alan Walton           Vice President and COO

                                PERSONNEL REPORT
                                ----------------
                                                          Full Time    Part Time
                                                          ---------    ---------

   Number of Employees at beginning of period                 0           1
   Number hired during the period                             0           0
   Number terminated or resigned during period                0           0


                          CONFIRMATION OF INSURANCE             11/30/00
                          -------------------------             --------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life

                           Agent            Expiration                 Date
                           -----            ----------                 ----
  Carrier                   and                 Date                Premium Due
  -------                   ---                 ----                -----------
                           Phone
                           -----
                           Number
                           ------

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

         The following significant events occurred during the reporting period November 1, 2000 through November 30, 2000.

         1. Negotiations continued for the sale of Intellectual Property in relation to cardiac electrode lead technology. The Debtor obtained a purchaser for its remaining intellectual property and has filed a motion for authority to complete the sale.

         2. Ballots accepting and/or rejecting the Debtor's amended Plan of Reorganization have been filed and all classes of creditors entitled to vote have accepted the plan.

         3. The Debtor has reached agreement with its major secured creditors regarding the amount and payment of administrative claims.